                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________



Date of Report (Date of earliest event reported): December 20, 2000



                              CuraGen Corporation
            (Exact name of registrant as specified in its charter)

    Delaware                                 0-23223                                  06-1331400
------------------                     ---------------------                      ---------------------
(State or other                           (Commission                                (IRS Employer
jurisdiction of                           File Number)                               Identification No.)
incorporation)


                       555 Long Wharf Drive, 11th FLOOR
                          New Haven, Connecticut 06511
                      ------------------------------------
              (Address of principal executive offices) (ZipCode)


Registrant's telephone number, including area code: (203) 401-3330

ITEM 9.   REGULATION FD DISCLOSURE.

On December 20, 2000, the Registrant and the Monsanto Company entered into an early stage collaboration to apply the Registrant's functional genomic technologies to discover key genes involved in the growth of crops with improved quality traits. Specifically, scientists will apply the Registrant's integrated genomic technologies to measure gene expression in various strains of corn in order to identify select genes that naturally improve output traits and enhance the development of corn crops with higher nutritional value.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CURAGEN CORPORATION
                                    (Registrant)



Date:  December 20, 2000            By: /s/  David Wurzer
                                        -----------------
                                        Executive Vice President and
                                        Chief Financial Officer

                                       3